Crystal Strategy Absolute Income Fund Class A - (CSTFX) Class I - (CSTNX) Class R - (CSTTX)

SUMMARY PROSPECTUS | DECEMBER 16, 2013

as supplemented March 14, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and shareholder reports, online at www.crystalstrategyfunds.com/regulatory-reports.php You may also obtain this information at no cost by calling 1-855-572-1722. The Fund’s Prospectus and Statement of Additional Information, both dated December 16, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	(1)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.50%		1.50%	1.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class I	Class R
Management fees	0.80%		0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%		None	0.50%
Other Expenses(2)	2.40%		2.40%	2.40%
Dividend and Interest Expenses on Short Sales	1.00%		1.00%	1.00%
Acquired Fund Fees and Expenses	0.55%		0.55%	0.55%
Total Annual Fund Operating Expenses	5.00%		4.75%	5.25%
Fee Waiver and Expense Reimbursement(3)	-2.10%		-2.10%	-2.10%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	2.90%		2.65%	3.15%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)

Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.10% of the Fund’s average daily net assets. This agreement is in effect through January 31, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$927	$1,791
Class I	$268	$1,243
Class R	$318	$1,384
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years
Class A	$827	$1,791
Class I	$268	$1,243
Class R	$318	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

The Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective.

To achieve its objective, the Fund will generally emphasize investments in income-yielding securities and utilize a long/short, multiple asset class framework. The Fund may invest in both traditional asset classes, such as Domestic Equity, International Equity (up to 50%) and Fixed Income, as well as non-traditional asset classes, such as Absolute Return, Real Assets and Private Equity.

The Fund may use borrowing strategies for the purposes of having short exposure within the Fund or to increase the overall market (notional) exposure. Under normal circumstances, the Fund may utilize leverage to create an effective exposure of up to 125% of the Fund’s portfolio. The Fund may engage in short sales of securities to hedge existing assets or profit against an anticipated decline in the price of the securities which are sold short. However, in structuring the Fund’s long and short positions, the Adviser will, under normal circumstances, seek to keep total net exposure above zero. The Fund may also allocate to senior loans (classified under the Fixed Income asset class) to obtain income, diversify the Fund or take advantage of favorable risk and reward characteristics.

Securities held by the Fund may include, but are not limited to, domestic and international equity securities of all types of issuers (including common and preferred stocks of any size market capitalization), fixed income securities of all types of issuers (including corporate bonds, government bonds, foreign bonds and variable/floating rate securities) and all maturities and ratings (including high-yield debt securities), foreign currencies, commodities or in instruments linked to the price of an underlying commodity or commodity index), exchange-traded notes (“ETNs”), repurchase agreements, as well as investment companies such as exchange traded funds (“ETFs”) and open-and closed-end mutual funds. However, consistent with the Fund’s primary objective of current income and downside protection to conventional equity markets, the Adviser will typically emphasize minimum yield criteria in constructing the Fund’s portfolio. The Fund may also invest in derivatives

Crystal Strategy Absolute Income Fund

such as options, futures, swaps and credit default swaps that the Adviser believes provide a cost-effective way for the Fund to gain exposure to certain securities.

Principal Risks of the Fund

The Team will seek to manage the volatility of the Fund to balance the potential risks and rewards that we believe are present at any given time and given market. Over a full market cycle, the Fund aims to deliver meaningful current income while also producing absolute (positive) returns.

Asset Allocation Risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the Fund’s asset allocation, this adjustment will increase portfolio turnover and generate transaction costs.

Borrowing Risk. Borrowing creates leverage. It also adds to Fund expenses and at times could cause the Fund to sell securities when it otherwise might not want to.

Concentration Risk - Investment Companies. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance. While the Fund does not concentrate in a particular industry, it may hold a significant position in an investment company, and there is risk for the Fund with respect to the aggregation of holdings of investment companies. The aggregation of holdings of investment companies may result in the Fund indirectly having significant exposure to a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the Fund’s returns. The Fund does not control the investments of the investment companies, and any indirect concentration occurs as a result of the investment companies following their own investment objectives and strategies.

Conflict of Interest Risk. Affiliates of the Adviser may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the senior loan market may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.

Commodities-Related Investments Risk. The commodities-linked derivatives instruments in which the Fund invests tend to be more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Credit Risk. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

Currency Strategies Risk. The success of the currency strategies depends, in part, on the effective-ness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the Fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, the Fund will have substantial exposure to the risks of non-U.S. currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies could cause lower returns or even losses to the Fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Derivatives Risk. The Fund’s use of derivatives (which may include options, futures, swaps and credit default swaps) may reduce the Fund’s returns and/or increase volatility. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additional, derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk and management risk.

Emerging Markets Risk. Foreign investment risks are greater in emerging markets than in more developed markets. Investments in emerging markets are often considered speculative.

Exchange-Traded Funds (ETFs) Risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the as-sets in which it invests as well as those of the investment strategy it follows. The Fund incurs broker-age costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Global Tactical Asset Allocation (GTAA) Risk. GTAA is a top-down based investment strategy that attempts to produce favorable risk-adjusted returns by focusing on broad movements and asset allocation in global markets financial markets. The success of the GTAA overlay strategy employed by certain investment companies, depends in part on portfolio management’s ability to analyze the correlation between various global markets and asset classes. If portfolio management’s correlation analysis proves to be incorrect, losses to the Fund may be significant and may substantially exceed the intended level of market exposure for the strategy.

Inflation-Indexed Bond Risk. Any rise in interest rates may cause inflation-indexed bonds to de-cline in price, hurting Fund performance. If interest rates rise due to reasons other than inflation, the Fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-U.S. rates of inflation may be higher or lower than those indexed to U.S. inflation rates. The Fund’s actual returns could fail to match the real rate of inflation.

Infrastructure-Related Companies Risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses and changes in interest rates.

Crystal Strategy Absolute Income Fund

Interest Rate Risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund’s debt securities, the more sensitive it will be to interest rate changes.

Investment Companies Risk. Because the Fund may invest in investment companies, such as ETFs and closed-and open-end mutual funds, the Fund’s performance will be directly related to the performance of the investment companies. To the extent that a given investment company underperforms its benchmark or its fund peer group, it may contribute to underperformance by the Fund. In addition, the Fund indirectly pays a portion of the expenses incurred by the in-vestment companies, which lowers performance. To the extent that the Fund’s allocations favor investment companies with higher expenses, the overall cost of investing paid by the Fund will be higher.

Leverage Risk. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Management Risk. Incorrect investment decisions and/or timing risk may result in the Fund not being able to deliver on its stated objective.

Maturity Risk. Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to changes in interest rates. Further, the net asset value (“NAV”) of a fund that holds debt securities with a longer average maturity may fluctuate more than the NAV of a fund that holds debt securities with shorter average maturity.

Non-Diversification Risk - Investment Companies. While the Fund is diversified, certain in-vestment companies may be classified as non-diversified under the 1940 Act. This means that the investment company may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the investment company.

Precious Metal-Related Investments Risk. Precious metals, such as gold, silver, platinum and palladium, are included in the Real Estate assets class. Prices of precious metals and minerals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the U.S. stock market as a whole. Precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Real Estate Securities Risk. Real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, falling rents

(whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

Security Selection Risk. The securities in the Fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Senior Loans Risk. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities ex-change. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk and prepayment and extension risk.

Short Sale Risk. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

Small Company Risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Stock Market Risk. The Fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Sovereign Debt Risk. A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, changing economic policies and the local political climate. Sovereign debt risks are greater for emerging market issuers.

Subsidiary Risk. Certain investment company may invest in a wholly owned subsidiary of the in-vestment company (the “Subsidiary”) that is not registered as an investment company under the 1940 Act, and therefore is not subject to all of the investor protections of the 1940 Act. Moreover, the investment companies or the Subsidiaries may not be subject to the full range of investor protections of the full range of Commodity Exchange Act in reliance on certain exemptions from the definition of commodity pool operator. A regulatory change in the United States or the Cayman Islands that impacts the Subsidiary or how the investment company invests in the Subsidiary, such as a change in tax law, could adversely affect the investment company and the Fund. As a result of recent changes to certain exemptions from the definition of commodity pool operator under the Commodities Exchange Act, such investment companies and the Subsidiary may no longer be able to rely on such exemptions from registration under the Commodities Exchange Act or may be subject to some or all of the provisions of the Commodities Exchange Act. The investment companies and the Fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.

Tax Status Risk. Income from certain commodity-linked derivative instruments does not constitute “qualifying income” to the Fund for purposes of qualification as a “regulated investment company.”

Crystal Strategy Absolute Income Fund

If such income were determined to cause the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income, the Fund would be subject to a tax at the Fund level.

Please see “What are the Principal and Non-Principal Risks of Investing in the Fund?” for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information is available on the Fund’s website at www.crystalstrategyfunds.com or by calling 1-855-572-1722.

Investment Adviser

Brinker Capital, Inc. (“the “Adviser”) is the investment adviser to the Fund.

The Adviser, ALPS Series Trust (the “Trust”) and ALPS Distributors, Inc. have received an exemptive order from the U.S. Securities and Exchange Commission that allows the Fund to invest in both affiliated and unaffiliated investment companies in excess of the limits provided in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order. Pursuant to the exemptive order, the Adviser is responsible for determining the allocation of the Fund’s assets among the various investment companies, subject to the supervision of the Trust’s Board of Trustees.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

William H. Miller, Chief Investment Officer of the Adviser since 2008. Mr. Miller has served as Lead Portfolio Manager of the Fund since its inception in 2013.

Stuart P. Quint, III, CFA, Senior Investment Manager and International Strategist of the Adviser since 2010. Prior to joining the Adviser, from 2003 to 2010, Mr. Quint was an Investment Manager with Aberdeen Asset Management (formerly Gartmore Global Investments), an asset management firm. Mr. Quint has served as a Co-Portfolio Manager of the Fund since its inception in 2013.

Andrew T. Rosenberger, CFA, Senior Investment Manager of the Adviser since 2011. His prior experience at the Adviser includes the position of Quantitative Investment Manager (2008 to 2011) and a member of the Institutional Investments & Private Client Group (2005 to 2008). Mr. Rosenberger has served as a Co-Portfolio Manager of the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

The Fund offers investors three classes of shares: Classes A, I and R. The minimum initial investment in Class A shares is $1,000 for non-qualified accounts and $500 for qualified accounts. The minimum subsequent investment in Class A shares is $50. The minimum initial investment in Class I shares is $100,000. There is no minimum subsequent investment for Class I shares. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.